 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2013

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, Maryland		21046
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item  2.02.     Results of Operations and Financial Condition.

On February 1, 2013, the Registrant issued a press release relating to its results of operations for the three and twelve months ended December 31, 2012.   A copy of the release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Item 8 – Other Events

Item 8.01.      Other Events.

As noted above, on February 1, 2013, the Registrant issued a press release, which is filed herewith as Exhibit 99.1.  The press release contains statements pertaining to the Registrant’s pending merger with Jefferson Bancorp, Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release issued February 1, 2013

Important Information for Investors and Stockholders

This press release contains statements relating to a proposed merger between the Registrant and Jefferson Bancorp, Inc. that is the subject of a proxy statement, filed by Carrollton with the SEC. This press release is not a substitute for the proxy statement or any other document that the Registrant has filed or may file with the SEC or that the Registrant or Jefferson Bancorp, Inc. has sent or may send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All such documents, when filed, are available in the case of Carrollton, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton through Beatrice McQuarrie at 410-737-7404 and, in the case of Jefferson, by directing a request to Kevin Cashen at 410-427-3707.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

	By:	/s/ Robert A. Altieri
Name: Robert A. Altieri
Date: February 1, 2013	Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued February 1, 2013